Exhibit 99.1

Investor Overview May, 2010

Safe Harbor Statement This presentation contains forward-looking statements regarding Vitesse’s expected financial performance, as well as our strategic and operational plans, which are subject to various risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. The potential risks and uncertainties include, among others, risks relating to our business, liquidity, financing arrangements, and capital commitments. All information in this presentation is as of May 17, 2010 and Vitesse does not intend, and undertakes no duty, to update this information to reflect future results or circumstances. More information about potential factors that could affect Vitesse’s business and financial results is included under the captions “Risk Factors” and Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Vitesse’s Annual Report on Form 10-K for the fiscal year ended September 30, 2009 and Quarterly Report on Form 10-Q for the period ended March 31, 2010, which are on file with the U.S. Securities and Exchange Commission and available online at www.sec.gov.

Vitesse Semiconductor at a Glance 25-year history of delivering innovative IC solutions Serving growing elements of Carrier and Enterprise network markets Diversified Tier 1 and Tier 2 customer base Global presence Robust pipeline of product introductions for 2010 Well-positioned for growth and financial performance

Foundation for Future Growth Solid Financials Improved balance sheet via debt restructuring Sustainable, positive cash flow from operations in 2009 Investing ~25% R&D on focused markets Operating Leverage Operating breakeven Gross Margin Operating Expenses Innovation Technology leader in high-performance networking Delivered 16 new products in 2009 Launched 12 new products to date, on track for 30+ in 2010 Continued leverage of IP licensing 1H FY 2010 1H FY 2009 ~$42.0M $48.0M 55.3% 48.8% $44.4M $47.0M

Trends That Will Drive Our Growth Accelerated Data Traffic Growth Quadruple-play drives consumer broadband volumes Growth of smart devices fuels bandwidth demand Businesses drive robust data growth Increased Speeds Carrier and Enterprise networks must provide more capacity Networks will evolve to much higher speeds Lower power is critical Video becomes the dominant Internet traffic Enterprise and consumer video and mobility increases network complexity Carrier networking data explosion drives network buildouts Cloud computing converges Carrier and Enterprise networks Increased Network Complexity As a result, all networks will transition to Ethernet technologies

# $2.3 Billion Market; R&D Investments for Growth

## Carrier Networking

### Core & Optical Networks



### Metro & Access Networks



## Enterprise Networking

### Data Center & Large Enterprises



### Local Area Small Medium Enterprises


1
17
18

## Served Market $2.3B - CAGR~13%

**2012 IC TAM**

| | |
|---|---|
| Processing | $310M |
| Switching | $1.13B |
| Connectivity | $845M |

Sources: Infonetics, IDC, Linley, Ovum/RHK, Vitesse

## Vitesse R&D Investment Level


Switching ICs
Processing ICs
IP
Connectivity ICs

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
6

Carrier Networking Growth Opportunities Network transformation to Ethernet Requires multitude of new “Carrier Ethernet” features not included in current Ethernet products Wireless backhaul & base stations New Ethernet backhaul connections expected to grow from ~200k in 2009 to >1M in 2013 (Infonetics) Transition from 2G to 3G to 4G will require higher bandwidth access devices and network timing Unique features to migrate networks from TDM to Ethernet will be critical www.vitesse.com/ce Source: Cisco, 2009 Worldwide Monthly Mobile Data Traffic (TB/Month)

Timing Is Essential to New Ethernet Services Technical Challenge Transporting bandwidth-intensive video and data over legacy networks transitioning to Ethernet Vitesse Solution Industry’s first and most complete network timing solutions Products Launched in 2010 Jaguar™ family CE Aggregation Switches & MACs Caracal™ WBH CE Access Switch

Jaguar Carrier Ethernet Switches and MACs Industry’s first service- aware architecture Complete family of 12- and 24-port CE Switches and MACs Unprecedented flexible service differentiation and support, allowing providers to easily deploy services Integrated network timing support satisfies the most critical requirement for new Ethernet services www.vitesse.com/ce/ce_timing

# Market: Carrier Networking

## Target Customer Base

Nokia Siemens Networks, HUAWEI, ZTE中兴, ciena, Alcatel·Lucent, JDSU, tellabs®

## Total Available Market (TAM)


Infrastructure ICs
$M
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
2012
~$4.1B by 2012

| Line | Products | % Rev. |
|---|---|---|
| Processing | SONET Processing & Switching | 37% |
| | OTN Processing | |
| Switching | Carrier Ethernet MACs/Switches | 8% |
| | GbE Copper PHYs | |
| | Enterprise Ethernet MACs/Switches | |
| Connectivity | Optical PMD/PHYs | 55% |
| | Crosspoint Switches/Signal Integrity | |

Enterprise Networking Growth Opportunities Explosive datacenter bandwidth growth Emerging cloud computing will fundamentally change the way Enterprises & Governments will do business Video will account for 90% of IP traffic by 2012 (Cisco) Requiring new “Converged Enhanced Ethernet” capabilities in servers, switches, and networks 10G and beyond everywhere 10G and beyond within ever larger blade servers (Ethernet, Fibre Channel, InfiniBand, SAS/SATA, PCIe) Low power and space constraints become critical factors www.vitesse.com/flexeq www.vitesse.com/green Enterprise Switch Ports Source: Infonetics, 2009

Energy Efficiency Is Key to Network Performance Technical Challenge Low power, higher density at 10x data rate Vitesse Solution Unprecedented energy savings with EcoEthernet™ 2.0 technology Products Launched in 2010 SparX-III™ Ethernet Switches, SimpliPHY™ 1GE PHYs VSC3340, VSC340x Crosspoint Switches

# EcoEthernet v2.0 for Energy Efficient Ethernet

- Industry's richest energy efficiency feature set
- Preserves unique award-winning Vitesse EcoEthernet first-generation features
  - ActiPHY™ link down power savings
  - PerfectReach™ smart cable reach algorithm
- And NOW includes
  - IEEE 802.3az idle power savings support
  - Temperature monitoring, smart fan control
  - Adjustable LED brightness
- www.vitesse.com/green

EcoEthernet™



**Customers can exceed IEEE 802.3az and EnergyStar requirements with Vitesse's EcoEthernet v2.0**

VITESSE® Making Next-Generation Networks a Reality.
CONFIDENTIAL & PROPRIETARY
13

# Market: Enterprise Networking

## Target Customer Base

## Total Available Market (TAM)

### Ethernet ICs



$M
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
2008
2009
2010
2011
2012
~$3.2B by 2012

| Line | | Products | % Rev. |
|---|---|---|---|
| Processing | | SONET Processing & Switching | 2% |
| | | OTN Processing | |
| Switching | | Carrier Ethernet MACs/Switches | 58% |
| | ● | GbE Copper PHYs | |
| | ● | Enterprise Ethernet MACs/Switches | |
| Connectivity | ● | Optical PMD/PHYs | 40% |
| | ● | Crosspoint Switches/Signal Integrity | |

Vitesse ICs Can Transition All Networks to Ethernet 25-year history of leading transitions to new technologies in communications networks Investing in high-growth areas of the communications infrastructure Traditional Telecom IC Providers VITESSE GbE IC Providers Products TXCC PMCS GND AMCC MSPD VTSS.PK BRCM MRVL SONET Processing & Switching OTN Processing Carrier Ethernet MACs/Switches Optical PMD/PHYs Crosspoint Switches/Signal Integrity GbE Copper PHYs Enterprise Ethernet MACs/Switches New Entry, No Market Traction Partial Solution, Limited Market Traction Vitesse Strategic Investment Area Complete Solution, Market Traction Enterprise Carrier

Financials

Financial Summary (GAAP) 1 Gross Margin defined as Revenue less Cost of Revenue 2 Includes non-cash goodwill write-off of $191.4M 3 Includes $59.1M non-cash Embedded Derivative Expense ($37.5M) & Loss on Ext Debt ($21.6M) $M Income Statement 1H FY 09 Actual 1H FY 10 Actual Q2 FY 10 Actual Revenue Product 79.4 85.3 43.7 IP 5.0 0.3 0.2 Total 84.4 85.6 43.9 Gross Margin %1 Product 48.8% 55.3% 55.7% Total 51.8% 55.6% 55.9% Operating Expenses 47.0 44.4 21.4 Operating Income (194.7)2 3.1 3.0 Operating Income % of Revenue (230.7)%2 3.6% 7.0% EPS (0.86) (0.17) 3 (0.08) Shares Outstanding 228 375 404 $M Balance Sheet 1H FY 09 Actual 1H FY 10 Actual Cash 39.4 37.2 Net Inventory 28.2 20.2 Accounts Receivable 6.4 18.0 Accounts Payable 11.4 11.3

Revenue (GAAP)

Product Revenue by Segment FY2006 – FY2009 Revenue 2009 – 1H FY2010 Revenue Carrier + Enterprise Non-Core Enterprise

Operating Income (GAAP)

Cash (GAAP) Improved Operations Reduced Channel Costs Cash Flow Positive Debt Restructuring

Outlook and Financial Goals Positioned for Growth in 2010 and Beyond On track to reach long-term targets in 2011 Improving institutional ownership 1 for 20 reverse split, effective June 30, 2010 Stock listing on NASDAQ Long–Term Financial Targets Remain Unchanged Revenue Growth ~20% yr/yr Gross Margin 55% to 60% of revenue R&D 25% to 28% SG&A 11% to 14% Income from Operations 11% to 16% EBITDA 17% to 22% Annual Inventory Turns 5x

Key Takeaways Large Opportunity Growing worldwide demand for network bandwidth Strong Tier 1 and Tier 2 OEM customer base Diversified across both Carrier and Enterprise networking Right Products at the Right Time On track for 30 new products in 2010, up from 16 in 2009 Positioned to capture design wins for network transitions to Ethernet and higher speeds Vitesse is a sole-source supplier to its major customers Continue to generate cash from operations Demonstrated operating leverage Resources to continue investment in R&D Solid Financials to Make It Happen

Thank You